                                                                   EXHIBIT 10.68

                                                                  Execution Copy







                     LEASE RECEIVABLES PURCHASE AGREEMENT


                          dated as of March 29, 1996

                                     Among


                               CXC INCORPORATED,
                               as the Purchaser


                         CITICORP NORTH AMERICA, INC.,
                                 as the Agent


                                      and

                           LEASING SOLUTIONS, INC.,
                    as the Seller and the Collection Agent

                               TABLE OF CONTENTS

1.   DEFINITIONS..................................................... 1
     -----------

2.   PURCHASE........................................................ 8
     --------
               (a)  Discretionary Purchase Facility.................. 8
                    -------------------------------
               (b)  Fees............................................. 9
                    ----
               (c)  Condition Precedent to Effectiveness............. 9
                    ------------------------------------

3.   ASSIGNMENT OF PURCHASED ASSETS.................................. 9
     ------------------------------
               (a)  Assignment; No Assumption of Obligations......... 9
                    ----------------------------------------
               (b)  Other Deliveries; Notice of Assignment........... 9
                    --------------------------------------
               (c)  Audits.........................................  10
                    ------
               (d)  UCC Rights.....................................  10
                    ----------

4.   ELIGIBILITY REQUIREMENTS......................................  10
     ------------------------

5.   REPRESENTATION AND WARRANTIES.................................  14
     -----------------------------
               (a)  Due Organization and Good Standing.............  14
                    ----------------------------------
               (b)  Due Authorization..............................  14
                    -----------------
               (c)  Due Execution and No Conflict..................  14
                    -----------------------------
               (d)  Financial Statements...........................  14
                    --------------------
               (e)  Other Information..............................  14
                    -----------------
               (f)  Litigation.....................................  15
                    ----------
               (g)  Ownership of Purchased Assets and Equipment
                    -------------------------------------------
                    or Computer Software; Power to Sell............  15
                    -----------------------------------
               (h)  Consummation of Purchase.......................  15
                    ------------------------
               (i)  Location of Chief Executive Office.............  15
                    ----------------------------------
               (j)  Marking of Leases..............................  15
                    -----------------
               (k)  Lockbox Account Information....................  15
                    ---------------------------
               (l)  Solvency.......................................  15
                    --------

6.   COVENANTS.....................................................  16
     ---------
               (a)  Reporting Covenants............................  16
                    -------------------
                    (1)  Financial Statements......................  16
                         --------------------
                    (2)  Performance Reporting.....................  16
                         ---------------------
                    (3)  Settlement Date Summaries; Monthly
                         ----------------------------------
                         Reports...................................  16
                         -------
                    (4)  Reporting on Lease Receivables and Other
                         ----------------------------------------
                         Matters...................................  17
                         -------
                    (5)  Obligor Information.......................  17
                         -------------------
               (b)  Affirmative Covenants..........................  17
                    ---------------------
                    (1)  Access to Books and Records...............  17
                         ---------------------------
                    (2)  Compliance with Legal Obligations.........  17
                         ---------------------------------
                    (3)  Payment of Taxes..........................  18
                         ----------------

                    (4)  Preservation of Corporate Existence.......  18
                         -----------------------------------
                    (5)  Collections...............................  18
                         -----------
                    (6)  Obligor Perfection Requirement............  18
                         ------------------------------
                    (7)  Further Assurances........................  18
                         ------------------
                    (8)  Change in Business or Credit and
                         --------------------------------
                         Collection Policy.........................  18
                         -----------------
                    (9)  Change in Corporation Name................  18
                         --------------------------
                    (10) Change of Chief Executive Office..........  19
                         --------------------------------
                    (11) Sales, Liens, Etc. Against Lease
                         --------------------------------
                         Receivables or Equipment..................  19
                         ------------------------
                    (12) Extension or Amendment of Lease
                         -------------------------------
                         Receivables...............................  19
                         -----------
                    (13) Change in Payment Instructions to
                         ---------------------------------
                         Obligors..................................  19
                         --------
                    (14) Enforcement of Leases.....................  19
                         ---------------------
                    (15) Impairment of the Purchaser's Rights......  19
                         ------------------------------------
                    (16) Terminate or Reject Leases................  19
                         --------------------------
                    (17) Acceleration of Leases....................  20
                         ----------------------
                    (18) Purchase Option; Early Termination
                         ----------------------------------
                         Option; Insurance Proceeds................  20
                         --------------------------

7.   AGREEMENT TO INDEMNIFY........................................  20
     ----------------------

8.   AGREEMENT REGARDING COLLECTIONS AND ADMINISTRATIONS...........  21
     ---------------------------------------------------
               (a)  Designation of the Collection Agent............  21
                    -----------------------------------
               (b)  Duties of the Collection Agent.................  22
                    ------------------------------
               (c)  Rights of the Agent............................  22
                    -------------------
               (d)  Cooperation by the Seller......................  23
                    -------------------------
               (e)  Power of Attorney..............................  24
                    -----------------
               (f)  Responsibilities of the Seller.................  24
                    ------------------------------
               (g)  Application of Payments........................  24
                    -----------------------
               (h)  Remittance of Collections......................  24
                    -------------------------
               (i)  Payments and Computations, Etc.................  25
                    -------------------------------
               (j)  Reimbursement of Collection Expenses...........  25
                    ------------------------------------
               (k)  Collection Agent Replacement Events............  26
                    -----------------------------------

9.   REPURCHASE OF LEASE RECEIVABLES...............................  28
     -------------------------------
               (a)  Lack of Eligibility............................  28
                    -------------------
               (d)  Optional Repurchases or Substitutions of
                    ----------------------------------------
                    Receivables....................................  29
                    -----------
               (e)  Calculation of Repurchase Price................  30
                    -------------------------------
               (f)  Retransfer without Recourse....................  30
                    ---------------------------

10.  LOCKBOX ACCOUNT...............................................  31
     ---------------

11.  TERMINATION...................................................  31
     -----------

12.  SECURITY INTEREST.............................................  31
     -----------------
               (a)  Grant of Security Interest.....................  31
                    --------------------------
               (b)  Further Assurances.............................  32
                    ------------------
               (c)  The Seller Collateral Information..............  32
                    ---------------------------------
               (d)  Remedies.......................................  32
                    --------

13.  THE AGENT.....................................................  33
     ---------
               (a)  Authorization and Action.......................  33
                    ------------------------
               (b)  Agent's Reliance, Etc..........................  33
                    ----------------------
               (c)  Agent and Affiliates...........................  34
                    --------------------

14.  MISCELLANEOUS.................................................  34
     -------------
               (a)  Costs and Expenses.............................  34
                    ------------------
               (b)  Notices........................................  34
                    -------
               (c)  Governing Law..................................  35
                    -------------
               (d)  Binding Effect; Assignability..................  35
                    -----------------------------
               (e)  No Waiver......................................  35
                    ---------
               (f)  Severability...................................  35
                    ------------
               (g)  No Proceedings.................................  35
                    --------------
               (h)  No Recourse....................................  36
                    -----------
               (i)  Counterparts...................................  36
                    ------------


Exhibit A      Credit and Collection Policy
Exhibit B      List of Closing Documents
Exhibit C      Form of Assignment
Exhibit D      Form of Notice of Assignment

                     LEASE RECEIVABLES PURCHASE AGREEMENT


          THIS LEASE RECEIVABLES PURCHASE AGREEMENT ("Agreement") is made as of
                                                      ---------
March 29, 1996 by and among CXC INCORPORATED, a Delaware corporation (the "Purchaser"), having its principal office and place of business at 450
- - ----------
Mamaroneck Avenue, Harrison, New York 10528, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNA"), having its principal office and place of business
                       ---
at 450 Mamaroneck Avenue, Harrison, New York 10528, as agent for the Purchaser (the "Agent"), and LEASING SOLUTIONS, INC., a California corporation having its
      -----
principal office and place of business at 10 Almaden Boulevard, Suite 1500, San Jose, California 95113, as the "Seller" and "Collection Agent" (each as defined
                                 ------       ----------------
below).

          WHEREAS, the Seller is in the business of procuring, acquiring, trading in, leasing, re-leasing, distributing, financing, selling, remarketing and otherwise dealing with, and providing associated services with respect to, Equipment and Computer Software;

          WHEREAS, the Seller wishes from time to time to offer to sell to the Purchaser receivables arising under leases, installment sale contracts and other chattel paper generated from such business; and

          WHEREAS, the Purchaser desires to purchase from the Seller such receivables;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1.   DEFINITIONS.
     -----------

          The following terms, wherever used in this Agreement, shall have the meanings ascribed to them in this paragraph:

          "Adverse Claim" means a lien, security interest, charge, encumbrance
           -------------
or other right or claim of any Person, other than the rights of the lessee under a Lease or a payor under a Computer Software Term Note.

          "Affiliate" means , with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by,
or under common control with, such specified Person; provided, however, that
                                                     --------  -------
neither the Agent nor the Purchaser shall be deemed to be an Affiliate of the Seller. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent's Account" means account number 4050 2339, maintained with
           ---------------
Citibank, N.A., ABA number 021-000-89, Attn: Karen Sandola.

          "Assignment" has the meaning assigned to that term in paragraph 3.
           ----------                                           -----------

          "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
           ---------------
Section 101 et seq.), as amended from time to time, or any successor statute.
            -- ---

          "Business Day" means any day of the year other than a Saturday, Sunday
           ------------
or a public or bank holiday in New York or California.

          "CNA" has the meaning assigned to that term in the first paragraph
           ---
hereof.

          "Collection Agent" means at any time the Person(s) then authorized
           ----------------
pursuant to paragraph 8 to service, administer, bill and collect Purchased Lease
            -----------
Receivables.

          "Collection Agent Replacement Event" has the meaning assigned such
           ----------------------------------
term in paragraph 8(k).
        --------------

          "Collections" means, with respect to any Purchased Lease Receivable,
           -----------
all cash collections and other cash proceeds of such Purchased Lease Receivable, including, without limitation, all cash proceeds with respect to Scheduled Payments included in the calculation of the Purchase Price for such Purchased Lease Receivable, all charges for late payment, all cash proceeds of Related Security with respect to such Purchased Lease Receivable, and any Repurchase Price of such Purchased Lease Receivable received hereunder, excluding any collections with respect to maintenance costs or sales, use or other taxes associated with such Purchased Lease Receivable.

          "Computer Software" means any computer program, in whatever medium it
           -----------------
exists or is delivered (including, without limitation, by means of electronic transmission), which contains sets of statements or instructions to be used directly or indirectly in a computer in order to bring about a certain result (or any computer program defined as such under The Copyright Act, 17 U.S.C.A.
(S)101 (West 1991)).

          "Computer Software Term Note" means any promissory note or other
           ---------------------------
agreement evidencing the payor's obligation to make payments to the payee in connection with the financing of Computer Software.

          "Credit and Collection Policy" means those credit and collection
           ----------------------------
policies and practices relating to Leases, Lease Receivables and Obligors, as described in Exhibit A.
             ---------

          "Delinquent Lease Receivable" means any Purchased Lease Receivable as
           ---------------------------
to which any Payment remains unpaid for more than ninety (90) days from the rent due date for such Payment (without giving effect to any "Seller Remittance").

          "Discount Rate" for any Purchased Lease Receivable means the rate
           -------------
equal to the sum of the "T-Note Proxy Rate" (as defined below) at the time of the related Purchase or Repurchase, as applicable, plus the Spread; "T-Note
                                                   ----              ------
Proxy Rate" means the yield to maturity as published in The Wall Street Journal
- - ----------
for a specific treasury note ("T-Note").  The selected T-Note will have been
                               ------
recently issued (within the last fifteen (15) years and non-callable) having a maturity equal to the average remaining life tenor of the Lease Receivable purchased or to be repurchased. If there is no T-Note with a maturity equal to a particular remaining average life tenor, then the one maturing closest to the average remaining life tenor will be selected. The date for determining the T-Note Proxy Rate for Lease Receivables to be purchased or repurchased will be the Purchase Date or Repurchase Date for such Lease Receivables.

          "Eligible Lease Receivable" means a Lease Receivable which meets all
           -------------------------
of the requirements set forth in paragraph 4 below on the applicable Purchase
                                 -----------
Date.

          "Equipment" means business use equipment, including but not limited to
           ---------
equipment sold or leased by the Seller under a

Lease, together with all additions, replacements, substitutions, parts, repairs, accessories, accessions or attachments thereto.

          "Gross Balance of Payments" means, with respect to a Lease Receivable,
           -------------------------
the sum of the Scheduled Payments due and to become due under the related Lease.

          "Indebtedness" of any Person means (i) indebtedness of such Person for
           ------------
borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as payor under notes, or lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations secured by any Adverse Claim or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (vi) obligations of such Person in connection with any letter of credit issued for the account of such Person and (vii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above, but excluding, in any event, all non-recourse debt.

          "Ineligible Purchased Lease Receivable" has the meaning assigned such
           -------------------------------------
term in paragraph 9(a).
        --------------

          "Interest Rate Hedges" means interest rate swap agreements entered
           --------------------
into in connection herewith by the Purchaser with a financial institution whose long-term unsecured and unguaranteed debt is rated at least AA by Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. Group, or an equivalent rating by Moody's Investors Service, Inc.

          "LSI" means Leasing Solutions, Inc., a California corporation.
           ---

          "Lease" means a (i) lease agreement arising out of a lease of
           -----
Equipment, (ii) installment sales contract or other chattel paper arising out of a sale of Equipment or (iii) Computer Software Term Note.

          "Lease Receivable" means, with respect to any Lease at any time, all
           ----------------
Scheduled Payments then or thereafter payable by the Obligor under such Lease, together with all supplemental or additional Payments required by the terms of such Lease with respect to insurance and other specific charges, excluding any such payments or charges which constitute sales, use, property or other taxes.

          "lessee" means the party under a lease or other chattel paper leasing
           ------
Equipment from another party.

          "lessor" means the party under a lease or other chattel paper leasing
           ------
Equipment to another party.

          "Lockbox Account" means an account maintained at the Lockbox Bank for
           ---------------
the purpose of receiving Collections.

          "Lockbox Bank" means Wells Fargo Bank, National Association.
           ------------

          "Material Adverse Effect" has the meaning assigned to that term in
           -----------------------
paragraph 5(a) hereof.
- - --------------

          "Notice of Assignment" has the meaning assigned to that term in
           --------------------
paragraph 3.
- - -----------

          "Obligor" means any party obligated in respect of a Lease Receivable
           ------
pursuant to a Lease other than the lessor, payee or vendor of the Equipment or Computer Software covered thereby.

          "Obligor Default" means, with respect to any Obligor, (i) failure of
           ---------------
such Obligor under a Lease to make a Payment, other than a Scheduled Payment not included in the calculation of the Purchase Price of the related Purchased Lease Receivable, (A) within thirty (30) days of receipt by such Obligor of the first invoice with respect to such Lease indicating that such Payment is due or (B) within ten (10) days after the due date of such Payment other than a Payment included in the first invoice, (ii) any other default by such Obligor under a Lease which default continues uncured for more than the period of grace, if any, specified in such Lease, or (iii) a default under an Obligor Guaranty, which default continues uncured for more than the period of grace, if any, specified in such Obligor Guaranty.

          "Obligor Guaranty" means any guaranty given to the Seller (or under
           ----------------
which the Seller has rights) by any Person guaranteeing the payment and/or performance of a Lease Receivable.

          "Obligor Perfection Requirement" means, with respect to any Purchased
           ------------------------------
Lease Receivable (other than a Purchased Lease Receivable arising from a Computer Software Term Note), that the Seller has obtained appropriate UCC financing statements or other applicable filings, which financing statements or filings have been filed in all applicable jurisdictions, so that if a court or other Person were to determine that such Lease transferred an ownership (rather than a leasehold) interest in the Equipment subject thereto to the Obligor, the Seller would have a perfected security interest in such Equipment, free and clear of any Adverse Claim.

          "Payment" means any payment, whether or not earned by performance,
           -------
receivable by the payee, vendor or lessor on account of a Lease.

          "payee" means a party entitled to receive payments under any Computer
           -----
Software Term Note.

          "payor" means a party obligated to make payments under any Computer
           -----
Software Term Note.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Present Value" means the present day value of a future stream of
           -------------
Scheduled Payments discounted using the applicable Discount Rate and based upon monthly compounding.

          "Purchase" means a purchase by the Purchaser of Purchased Assets from
           --------
the Seller pursuant to paragraph 2.
                       -----------

          "Purchase Date" means the date a Purchase is made by the Purchaser
           -------------
hereunder.

          "Purchase Price" of a Lease Receivable means the Present Value as of
           --------------
the Purchase Date of the Scheduled Payments then due and to become due under the related Lease and purchased by Purchaser.

          "Purchased Assets" means, at any time, all then out standing Purchased
           ----------------
Lease Receivables and Collections with respect to, and other proceeds of, such Purchased Lease Receivables.

          "Purchased Lease Receivable" means any Lease Receivable, or portion
           --------------------------
thereof, which is offered for sale by the Seller and purchased by the Purchaser pursuant to paragraph 2. Once a Lease Receivable is purchased by the Purchaser
            -----------
it shall remain a Purchased Lease Receivable; provided, however, that with
                                              --------  -------
respect to any Lease Receivable that is repurchased by the Seller pursuant to paragraph 9, following the Agent's receipt of the Repurchase Price for such
- - -----------
Lease Receivable, "Purchased Lease Receivable" shall not include the Lease
                   --------------------------
Receivable so repurchased.  "Purchased Lease Receivable" shall include any
                             --------------------------
Scheduled Payment included in the calculation of the Purchase Price for such Purchased Lease Receivable, whether such Scheduled Payment(s) are directly payable by the Obligor, are paid by disposition of the related Equipment or otherwise.

          "Records" means all Leases and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Leases and the related Obligors.

          "Related Security" means with respect to any Purchased Lease
           ----------------
Receivable and the related Lease:

          (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of the Lease Receivable arising under such Lease, whether pursuant to such Lease or otherwise;

          (ii) the assignment to the Agent, for the benefit of the Purchaser, of all UCC financing statements or other filings covering any collateral securing payment of the Lease Receivable arising under such Lease;

          (iii) all Obligor Guaranties, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Lease Receivable arising under such Lease, whether pursuant to such Lease or otherwise;

          (iv) all of the Seller's right, title and interest in and to any proceeds of (A) the sale or lease of Equipment that was repossessed from an Obligor of a Purchased Lease Receivable that was the subject of such Lease, to the extent that the Purchase Price with respect to such Purchased Lease Receivable has not been recovered by the Purchaser, or (B) to the extent Seller has such rights, the remarketing of Computer Software subject to such Lease where such Lease was terminated due to an Obligor Default, including, without limitation, subsequent Computer Software Term Notes, to the extent that the Purchase Price with respect to such Purchased Lease Receivable has not been recovered by the Purchaser;

          (v)  all Records related to such Lease; and

          (vi)  all proceeds of the foregoing.

          "Remittance Date" has the meaning assigned such term in paragraph
           ---------------                                        ---------
8(h).

          "Repurchase" means a repurchase by the Seller of Purchased Assets from
           ----------
the Purchaser pursuant to paragraph 9.
                          -----------

          "Repurchase Date" means the date a Repurchase is made by the Seller
           ---------------
hereunder.

          "Repurchase Price" of a Purchased Lease Receivable means, at any time,
           ----------------
the Present Value of the Scheduled Payments due and to become due under the related Lease at that time, discounted to the day of repayment using the Discount Rate for such Purchased Lease Receivable that was used to calculate the Purchase Price of such Purchased Lease Receivable plus if the Market Rate, as
                                                  ----
defined below, is less than the Discount Rate, an amount equal to the difference between (i) the Present Value of the remaining Scheduled Payments due and to become due under the related Lease, discounted at the Market Rate to the day prior to repayment, and (ii) the Present Value of the remaining Scheduled Payments due and to become due under the related Lease, discounted at the Discount Rate to the day of repayment. For purposes hereof (other than for the purposes set forth in paragraph 9(e)), the term Market Rate shall mean the T-
                      --------------
Note Proxy Rate at such time plus the Spread (determined on the Purchase Date
                             ----
for the related Purchased Lease Receivable). For purposes of paragraph 9(e)
                                                             --------------
hereof, the term Market Rate shall mean the T-Note Proxy Rate at such time plus
                                                                           ----
the Spread (determined on the

Purchase Date for the related Purchased Lease Receivable) minus .50%.
                                                          -----

          "Scheduled Payments" means, with respect to a Lease Receivable, the
           ------------------
remaining rent installments (exclusive of any amounts in respect of insurance or taxes) payable by the Obligor under the related Lease.

          "Secondary Servicers" has the meaning assigned to that term in
           -------------------
paragraph 8(a).
- - --------------

          "Securitization Facility" means the lease receivables purchase
           -----------------------
facility which may be entered into among a special purpose subsidiary of the Seller, as seller, LSI, as servicer, Corporate Receivables Corporation, a Delaware corporation (or another receivables purchase entity managed by the Agent), as purchaser, and the Agent.

          "Seller Collateral" has the meaning assigned to that term in paragraph
           -----------------                                           ---------
12.
- - --

          "Seller Obligations" has the meaning assigned to that term in
           ------------------
paragraph 12.
- - ------------

          "Seller Remittance" has the meaning assigned to that term in paragraph
           -----------------                                           ---------
8(h)(i).
- - -------

          "Settlement Date" means the fifteenth (15th) day of each month;
           ---------------
provided, that if in any month such day is not a Business Day, the "Settlement
- - --------                                                            ----------
Date" for such month shall be the first Business Day to occur after such
- - ----
fifteenth (15th) day.

          "Spread" means, with respect to a Lease Receivable, 1.25%.
           ------

          "Tangible Net Worth" means, with respect to a Person, such Person's
           ------------------
total assets (exclusive of any indebtedness owed to such Person by any Affiliate of such Person) minus the sum of (i) such Person's total liabilities (exclusive of any indebtedness owed by such Person to any Affiliate of such Person), (ii) the amount, if any, of such Person's assets, including, without limitation, general intangibles which would be treated as an intangible under generally accepted accounting principles presently in effect, (iii) any write-up in the book value of any fixed asset resulting from a revaluation thereof, and (iv) the amount, if any, at which any shares of stock of such Person appear as an asset on such Person's balance sheet, determined on a consolidated basis.

          "T-Note Proxy Rate" has the meaning assigned to that term in the
           -----------------
definition of Discount Rate.

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          "vendee" means the purchaser under an installment sale contract or
           ------
other chattel paper arising out of a sale of Equipment or the licensee of Computer Software.

          "vendor" means the seller under an installment sale contract or other
           ------
chattel paper arising out of a sale of Equipment or the licensor of Computer Software.

2.   PURCHASE.
     --------

          (a)  Discretionary Purchase Facility.  On the terms and conditions
               -------------------------------
contained herein, the Purchaser may, in its sole discretion and from time to time during the period commencing on the date hereof and ending on March 28, 1997 (and extended thereafter on an annual basis upon mutual consent of all the parties hereto), purchase Lease Receivables that the Seller offers for sale to the Purchaser. The initial Purchase hereunder shall include Lease Receivables having an aggregate Purchase Price of not less than $30,000,000. Any subsequent offer to sell Lease Receivables to the Purchaser shall be made by written notice to the Agent at least fifteen (15) Business Days prior to the proposed Purchase Date and shall be accompanied by such information concerning such Lease Receivables as requested by the Agent. The aggregate Purchase Price for Lease Receivables offered by the Seller hereunder to the Purchaser on any Purchase Date other than the initial Purchase Date will not be less than $10,000,000 unless otherwise agreed to by the Agent in its sole discretion. Under no circumstances shall the Purchaser acquire any Lease Receivables hereunder if, after giving effect to such purchase, the sum of the aggregate Purchase Price payments made by the Purchaser to the Seller hereunder minus the aggregate
                                                       -----
amounts received by the Purchaser hereunder as recoveries of the Purchaser's investment represented by such Purchase Price payments would exceed $100,000,000. If the Purchaser elects to purchase any Lease Receivable, the Purchase Price for such Lease Receivable shall be computed as of the applicable Purchase Date using the then applicable Discount Rate which the Agent shall calculate prior to the proposed Purchase Date and which Discount Rate shall be set forth in the Assignment. The Purchase Price for Lease Receivables to be purchased hereunder shall be remitted to The First National Bank of Boston, 100 Federal Street, Boston, MA 02110, ABA no. 011-000-390, Account Number 540-99647 under the name of Leasing Solutions CLN044-2531, Attn: HT & ENV SVCS. ADM 50,60, or such other account(s) designated by the Seller from time to time. The purchase of a Lease Receivable hereunder shall also constitute a purchase of the Collections related thereto and an assignment of the Related Security, and shall be effective on the date that the Purchaser remits the Purchase Price therefor as described in the preceding sentence. Nothing in this Agreement shall be deemed to be or construed as a commitment by the Purchaser to purchase Lease Receivables at any time.

          (b)  Fees.  On each Purchase Date, the Seller shall pay to the Agent
               ----
an amount (a "Fee") equal to the product of (i) .0015 and (ii) the aggregate Purchase Price payable with respect to the Lease Receivables purchased on such Purchase Date. To the extent that Purchased Lease Receivables hereunder become subject to the Securitization Facility, a portion of Fees paid pursuant to this paragraph 2(b) will be refunded to the Seller, such refunded amount to be equal
- - --------------
to the product of (i) the total Fees paid as of the Purchase Date for any such Lease Receivables transferred to the Securitization Facility and (ii) one (1.00) minus a fraction (A) the numerator of which equals the interest earned on a
- - -----
simple interest contract having an original average life equal to the dollar weighted original average life of each such Lease Receivable funded by the Securitization Facility, amortized over the number of months from its Purchase Date until the funding of the Securitization Facility, and (B) the denominator of which equals the interest earned on a simple interest contract having an original average life equal to the dollar weighted original average life of each such Lease Receivable funded by the Securitization Facility amortized over the number of months from its Purchase Date until the expiration of its term.

          (c)  Condition Precedent to Effectiveness.  The effectiveness of this
               ------------------------------------
Agreement is subject to the condition precedent that the Agent shall have received the documents set forth on part A of the List of Closing Documents attached as Exhibit B hereto, each in form and substance satisfactory to the
            ---------
Agent. Prior to each Purchase hereunder the Agent shall receive the documents set forth on part B of the List of Closing Documents attached as Exhibit B
                                                                 ---------
hereto.

3.   Assignment of Purchased Assets.
     ------------------------------

          (a)  Assignment; No Assumption of Obligations.  On each Purchase Date,
               ----------------------------------------
the Seller will sell, assign and transfer to the Purchaser all of the Seller's right, title and interest in, to and under the Purchased Assets being sold on such Purchase Date and the Related Security being assigned on such Purchase Date, by executing an assignment (an "Assignment") in the form of Exhibit C
                                      ----------                  ---------
hereto or as shall otherwise be acceptable to the Purchaser. Neither the Purchaser nor the Agent shall be deemed by reason of any assignment to the Purchaser of Purchased Assets or Related Security to have assumed any of the Seller's, or any lessor's, payee's or vendor's, obligations under any related Lease.

          (b)  Other Deliveries; Notice of Assignment. Concurrently with the
               --------------------------------------
payment of the Purchase Price for any Purchased Assets, the Seller shall deliver to the Agent the following with respect to such Purchased Assets:

          (i) all required items with respect to such Purchased Assets as set forth on part B of Exhibit B,
                        ---------

          (ii) all originals of instruments, Obligor Guaranties, debt or lien subordination agreements, letters of credit, copies of financing statements filed or obtained in favor of the Seller, and copies of any other documents relating to the Leases underlying such Purchased Assets,

          (iii) an original notice (a "Notice of Assignment") in the form of
                                       --------------------
     Exhibit D hereto for each Obligor under such Leases, which Notices of
     ---------
     Assignment shall be (A) issued on the Seller's letterhead and executed by the Seller's duly authorized officer, together with sufficient information with respect to such Purchase (either in writing or in electronically readable form) necessary to complete such Notices of Assignment, including, without limitation, the names, current addresses of, and names of the contact persons for each such Obligor, and (B) held by the Agent for use in accordance with paragraph 8(c)(ii)(B), and
                     ---------------------

          (iv) such other documents and instruments as the Agent may reasonably request, duly executed by the Seller, to further implement and effectuate the purposes of this Agreement.

          (c)  Audits.  The Seller agrees that upon the request of the Agent it
               ------
shall provide any audit reports prepared by banks, auditors, investors, lenders or consultants for or on behalf of the Seller.

          (d)  UCC Rights.  The Purchaser shall have all of the rights and
               ----------
remedies of a secured party under the UCC of the applicable jurisdiction. All rights and remedies of the Purchaser under this Agreement or any applicable law shall be cumulative.

4.   ELIGIBILITY REQUIREMENTS.
     ------------------------

          LSI (both in its capacity as Seller and as Collection Agent) represents and warrants that each Lease Receivable offered for sale by the Seller to the Purchaser hereunder shall be an Eligible Lease Receivable on the Purchase Date for such Lease Receivable. An "Eligible Lease Receivable" means,
                                              -------------------------
at any time, a Lease Receivable:

          (a) which is fully assignable by the Seller without the consent of any Person or which consent has been obtained, if required, except, that, any
                                                            ------  ----
consent required in connection with a Lease Receivable purchased on the initial Purchase Date shall be acceptable so long as it is obtained by June 30, 1996;

          (b) which arises under a Lease which provides that the Obligor's obligation to make Payments is absolute and unconditional and not subject to any abatement, reduction, set-off, defense, counterclaim or recoupment due or alleged to be due to or by reason of any past, present or future claims against the lessor, payee, vendor or any other Person (a "hell or high water" obligation);

          (c) which has been generated in accordance, in all material respects, with the Credit and Collection Policy;

          (d) (i) which arises from a bona fide lease or sale of the Equipment described in the related Lease, and such Equipment is in all respects in accord with the requirements of such Lease, has been delivered to and unqualifiedly accepted by the lessee or vendee thereunder (or an Affiliate of such lessee or vendee), is in possession of the Obligor thereof (or any of its Affiliates), is not being subleased by such Obligor to any other Person (other than to its Affiliates), and if delivery or possession is taken by an Affiliate of the Obligor, or the Obligor has subleased the

Equipment to an Affiliate, the Obligor remains liable under the original lease or sale of such Equipment, or (ii) which arises from a financing of Computer Software with respect to which the Computer Software has been delivered to and unqualifiedly accepted by the payee (or an Affiliate thereof), is in possession of the payee (or an Affiliate thereof) under the Computer Software Term Note, the Agent has been provided with a certified copy of such Computer Software Term Note; and if delivery or possession is taken by an Affiliate of the payee, the payee remains liable under the Computer Software Term Note;

          (e) which, together with the related Lease and Equipment or Computer Software, comply with all applicable laws and regulations (including, without limitation, interest/usury laws);

          (f) which arises under a Lease that is a non-cancelable, unconditional, hell or high water agreement and is genuine, valid and enforceable in accordance with its terms (except as limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at equity or at law), that accurately describes the Scheduled Payments due under the Lease and, in each material respect, the related Equipment or Computer Software and with respect to which the Seller has informed the Agent in writing of all agreements entered into in connection therewith;

          (g) which, together with the related Purchased Assets, Equipment or Computer Software and Related Security and all proceeds thereof, are not subject to any Adverse Claim of the lessee, the payor or the vendee of the Equipment or Computer Software or any other Person;

          (h) each Obligor of which has all the legal capacity, power and right required for it to enter into the related Lease and any supplemental agreements and to perform its obligations thereunder;

          (i) which has a Gross Balance of Payments of at least $100,000, provided, that, if, on a Purchase Date, a Receivable is related to a Lease
- - --------  ----
supplement or Computer Software Term Note the Obligor of which is obligated on Leases totaling more than $250,000 of the total Purchase Price on that date, the Gross Balance of Payments of any particular Lease supplement or

Computer Software Term Note of that Obligor may be $50,000 or more;

          (j) which, if included as a Purchased Lease Receivable, would not cause the average original Gross Balance of Payments (determined as of the applicable Purchase Dates therefor) of all Lease Receivables Purchased hereunder to be less than $250,000;

          (k) with respect to which no material Obligor Default exists at the time of the Purchaser's Purchase of the Lease Receivable or existed at any time during the twelve (12) months prior to such Purchase, and the Seller has no knowledge of any fact that may impair the related Lease's or Obligor Guaranty's validity;

          (l) with respect to which no set-offs, counterclaims or defenses exist on the part of any Obligor under the related Lease or any Obligor Guaranty to any claims against or obligations of any Obligor thereunder and no suit or legal action or proceeding (administrative, judicial or otherwise) has been brought or threatened, in a writing to or from the Seller, by or against the Seller in connection therewith;

          (m) with respect to which the Seller has not done anything that might impair the collectibility of such Lease Receivable or other related Purchased Assets or any of the Purchaser's rights under the Purchased Assets or Related Security or with respect to the Equipment or Computer Software covered by the related Lease;

          (n) which, if arising under a Lease of Equipment, such Lease requires the Obligor to maintain the Equipment in good and workable order and provides that, in the event of any loss, damage or destruction of the Equipment covered by or the subject of such Lease, the Obligor will replace such Equipment with same-or-better model Equipment in same-or-better configuration or the Purchaser will receive from an insurer or from the Obligor as self-insurer, an amount not less than the Repurchase Price of the Lease Receivable (subject to paragraph
                                                                   ---------
6(b)(18) hereof);
- - --------

          (o) with respect to which, together with the related Purchased Assets, Equipment or Computer Software and other Related Security, all taxes, assessments, fines, fees and other liabilities have been paid when due, and all filings in respect of any such taxes, assessments, fines, fees and other liabilities have been timely made (or if such taxes, fines, fees and other liabilities have not been paid when due, or such filings have not been timely filed, all penalties or other similar payments related thereto have been paid);

          (p) with respect to which the Seller is not in default of any of its obligations arising by contract or imposed by applicable law, rule or regulations in connection with the related Lease and Equipment or Computer Software;

          (q) with respect to which the Seller (i) is the owner of, or has a first priority perfected security interest in, each item of Equipment subject to the related Lease, free and clear of any Adverse Claim and (ii) has granted a first priority perfected security interest in such Equipment to the Agent;

          (r) which, together with any related Obligor Guaranty, has not been altered, modified, changed or amended after the Agent's review of the terms thereof in connection with the Agent's decision about whether to purchase such Lease Receivable hereunder, without the Agent's prior written consent;

          (s) which arises under a Lease under which no amounts have been paid in advance of their due date except advance Payments which are required by the terms of the Lease and Payments made in advance of their respective due date which have not been included in the Scheduled Payments included in the calculation of the Purchase Price paid in connection with the Lease Receivable;

          (t) if a purchase option or early termination option exists with respect to the related Lease, the payment required in connection with the exercise of such purchase option or early termination option is in an amount sufficient to recover the Repurchase Price (subject to paragraph 6(b)(18)
                                                       ------------------
hereof);

          (u) which arises under a Lease that is the only Lease with respect to the Equipment or Computer Software described therein, and that has a remaining term (during which all Payments under such Lease by the Obligor must be paid by the Obligor) of at least six (6) months and not in excess of sixty (60) months after the Purchase Date for such Lease Receivable (unless otherwise approved by the Agent); provided, that, on a Purchase Date, Leases having a remaining term
            --------  ----
of twenty-four (24) months or less on a Purchase Date shall not constitute more than 20% of the aggregate Purchase Price paid by the Seller on such Purchase Date;

          (v) which arises under a Lease that provides that all Scheduled Payments are payable in monthly, quarterly, semi-annual or annual installments;

          (w) which is denominated and payable only in United States dollars in the United States, the related Equipment or Computer Software of which is located in the United States and the Obligor of which is a United States resident, provided, that, with respect to any Lease Receivable, the aggregate
          --------
original purchase price paid by the Seller for any Equipment permanently located outside the United States shall not exceed 3.5% of the total original purchase price paid for all Equipment associated with such Obligor;

          (x)  which satisfies the Obligor Perfection Requirement;

          (y) which arises under a Lease which is "chattel paper" within the meaning of the UCC of all applicable jurisdictions; and

          (z) which arises under a Lease, no portion of which has been, or is subject to, rejection, extension or modification for credit reasons, or non-assumption, prior to the original term of such Lease, except pursuant to bankruptcy or similar applicable law.

5.   REPRESENTATION AND WARRANTIES.
     -----------------------------

          The Seller hereby represents and warrants (each representation and warranty shall be considered as having been made concurrently with any Purchase as an inducement to the Purchaser to make such Purchase) that:

          (a)  Due Organization and Good Standing.  The Seller is a corporation
               ----------------------------------
duly organized and validly existing under the laws of the State of California, and the Seller is duly qualified and authorized to do business in each state or jurisdiction where the failure to be so qualified (i) would have a material adverse effect upon the Seller's business, (ii) would materially adversely affect the Seller's rights to incur or perform its obligations under this Agreement, any Assignment, or any Purchased Asset or Related Security, or (iii) would adversely affect the collectibility of any Purchased Lease Receivable (collectively, a "Material Adverse Effect").
 -----------------------

          (b)  Due Authorization.  The Seller is duly authorized to execute and
               -----------------
deliver this Agreement and is and will continue to be, duly authorized to perform all of its obligations under this Agreement and under each instrument and document delivered in connection with this Agreement.

          (c)  Due Execution and No Conflict.  This Agreement has been duly
               -----------------------------
executed and delivered on behalf of the Seller, and such execution and delivery of this Agreement by the Seller do not, and the performance of the Seller's obligations under this Agreement will not, conflict with any provisions of law, rule or regulation or the Seller's Certificate of Incorporation, By-Laws, or other organizational documents or of any agreement or court or administrative order, judgment or decree binding upon the Seller except where such conflict would not have a Material Adverse Effect. This Agreement constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and general principles of equity, whether considered in a proceeding at equity or at law.

          (d)  Financial Statements.  The Seller has delivered to the Agent
               --------------------
copies of the Seller's consolidated financial statements, as of the end of the most recently concluded fiscal year, including a balance sheet of the Seller and its subsidiaries on a consolidated basis as of the end of such fiscal year, and related statements of net earnings and cash flows for such fiscal year, all in reasonable detail and prepared and certified by independent public accountants of nationally recognized standing selected by the Seller, and stating in comparative form the respective figures for the end of and for the previous fiscal year. As of the date of any such financial statement and since such date, there has been no material adverse change in the financial condition of the Seller.

          (e)  Other Information.  No written information, financial statement,
               -----------------
document, book, record or report furnished or to be furnished by the Seller to the Agent or the Purchaser in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or the Purchaser, as the case may be, at such time) as of the date so furnished, or contains or shall contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading. The Seller's tax identification number is 77-0116801.

          (f)  Litigation.  Except as disclosed to the Agent in writing, no
               ----------
litigation or governmental proceedings, the outcome of which could have a Material Adverse Effect, are pending or, to the knowledge of the Seller,
threatened against the Seller.   The Seller does not have any contingent
liabilities not provided for or disclosed in the financial statements referred to in paragraph 5(d), other than as incurred in the ordinary course of its
      --------------
business since December 31, 1995.

          (g)  Ownership of Purchased Assets and Equipment or Computer Software;
               -----------------------------------------------------------------
Power to Sell.  On each Purchase Date, the Seller has (i) good title to the
- - -------------
Purchased Assets to be purchased on such Purchase Date or the Related Security to be assigned on such Purchase Date, free and clear of any Adverse Claim; (ii) good title to the related Equipment (if the related Lease is a true lease),
(iii) a first priority perfected security interest in the Equipment to secure the applicable Lease Receivable; and (iv) all legal power, right and authority to sell such Purchased Assets to the Purchaser and to assign the Related Security to the Purchaser.

          (h)  Consummation of Purchase.  Upon each Purchase hereunder, good
               ------------------------
title to the Purchased Assets purchased on such Purchase Date, free and clear of any Adverse Claim, shall be vested in the Purchaser by the Assignment executed by the Seller relating to such Purchased Assets.

          (i)  Location of Chief Executive Office.  The Seller's chief executive
               ----------------------------------
office and principal place of business is located at the address set forth on the first page of this Agreement.

          (j)  Marking of Leases.  Each supplement to a Lease relating to a
               -----------------
Purchased Lease Receivable has been clearly marked to indicate that such supplement is a lessor supplement and is the "Lessor Original", and the Seller's electronic records relating to such Purchased Lease Receivable shall indicate that such Purchased Lease Receivable has been assigned and/or sold to the Purchaser hereunder.

          (k)  Lockbox Account Information.  The name and address of the Lockbox
               ---------------------------
Bank, together with the account number of the Lockbox Account of the Seller at such Lockbox Bank, have been disclosed to the Agent in writing and all action required by paragraph 10 has been taken and completed.
            ------------

          (l)  Solvency.  The Seller is not insolvent and will not be rendered
               --------
insolvent by the transactions contemplated by this Agreement.

6.   COVENANTS.
     ---------

     (A)  REPORTING COVENANTS
          -------------------

          Until the termination of this Agreement pursuant to paragraph 11, the
                                                              ------------
Seller agrees that it will:

          (1)  Financial Statements.  Furnish to the Agent or cause to be
               --------------------
furnished to the Agent: (i) promptly after being publicly disclosed, and in any event within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Seller, copies of the consolidated financial statements of Seller and its subsidiaries, including a balance sheet of Seller and its subsidiaries on a consolidated basis as of the end of such quarterly accounting period and related statements of net earnings and cash flows for the portion of such fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail, (ii) promptly after being publicly disclosed, and in any event within one hundred twenty (120) days after the end of each fiscal year of the Seller, copies of the consolidated financial statements of Seller and its subsidiaries, including a balance sheet of Seller and its subsidiaries on a consolidated basis as of the end of such fiscal year and related statements of net earnings and cash flows for such fiscal year, all in reasonable detail and prepared and certified by independent public accountants of nationally recognized standing selected by the Seller, and stating in comparative form the respective figures for the end of and for the previous fiscal year, (iii) as soon as available, and in any event within ten
(10) days after filing thereof, a copy of any filing made by the Seller with the Securities and Exchange Commission, including, without limitation, forms 10-Q and 10-K, or with any national securities exchange and (iv) from time to time any other information concerning the Seller, the Purchased Assets or the Related Security as the Purchaser may reasonably request.

          (2)  Performance Reporting.  Furnish to the Agent or cause to be
               ---------------------
furnished to the Agent, together with the financial statements furnished by the Seller under clauses (i) and (ii) of paragraph 6(a), a copy of those reports
                                     --------------
(delinquency, default and remarketing) relating to the performance of the Seller's entire Lease portfolio as of the end of such quarterly accounting period or fiscal year, as applicable, in substantially the same form as the reports provided to the Agent prior to the date hereof.

          (3)  Settlement Date Summaries; Monthly Reports.  Maintain books and
               ------------------------------------------
records pertaining to all Purchased Lease Receivables for which LSI is acting as the Collection Agent and provide the Agent on each Settlement Date with, in a form and with a content reasonably acceptable to the Agent, (A) detailed lease-by-lease cash applications of all Scheduled Payments and Collections received by the Agent during the immediately preceding month, (B) summaries of the status of each Purchased Lease Receivable, whether serviced by LSI as Collection Agent or by any Secondary Servicer, including the Collections and agings, and, upon request, other source information, as is reasonably available, from which the aforementioned summaries are prepared, (C) summaries of billings to the related Obligor, if requested by the Agent, and (D) updated payment histories, if requested by the Agent, for each Purchased Lease Receivable.

          (4)  Reporting on Lease Receivables and Other Matters.  Notify the
               ------------------------------------------------
Agent promptly and in no event more than five (5) Business Days after the occurrence of the following: (i) the Seller's determination not to make a Seller Remittance with respect to a Scheduled Payment due to the Seller's determination that such Scheduled Payment will not be made by the Obligor for credit reasons (which determination shall not be binding upon the Agent), and of any default under any such related Lease which constitutes the basis for such determination,
(ii) the Seller's obtaining actual knowledge (through any of its officers) of any change in the name of the Obligor of any Purchased Lease Receivable, (iii) the Seller's obtaining actual knowledge (through any of its officers) of the default or violation of any provision of the Lease related to any Purchased Lease Receivable or other related documents by the Obligor thereof, and (iv) the Seller's obtaining actual knowledge (through any of its officers) of any and all litigation or any other matters or events concerning the Seller or any Obligor which might affect adversely the Seller's or such Obligor's ability to perform its obligations with respect to the Purchased Lease Receivables or any of the Purchaser's rights under this Agreement.

          (5)  Obligor Information.  Provide to the Agent, on or prior to each
               -------------------
Settlement Date, written or electronically readable information, stating any changes in the names and current addresses of, and, to the extent known by the Seller, the names of the contact persons, for each Obligor under any Purchased Lease Receivable and, if requested by the Agent, additional executed Notices of Assignment to permit the Agent to reflect any changed information.

          (6)  Substitutions and Repurchases.  Provide to the Agent, on the date
               -----------------------------
of each substitution or repurchase hereunder, a report, in form and content reasonably satisfactory to the Agent, describing the average outstanding balance for all Purchased Lease Receivables for the preceding 12 month period, substitutions and/or repurchases occurring on such date and the aggregate substitutions and repurchases by the Seller over the preceding 12 month period.

     (B)  AFFIRMATIVE COVENANTS
          ---------------------

          Until the termination of this Agreement pursuant to paragraph 11, the
                                                              ------------
Seller agrees that it will:


          (1)  Access to Books and Records.  Permit the Agent and its agents or
               ---------------------------
representatives, during normal business hours and upon reasonable advance notice to the Seller, to have access to all records, files, books of account, data bases and information pertaining to all Purchased Lease Receivables, related Leases, related Equipment and Computer Software and Related Security, and, on an annual basis, permit such Persons to inspect, audit, and to make extracts therefrom at Seller's expense; provided, that, the Seller shall permit the Agent
                               --------  ----
and its agents or representatives to inspect, audit and make extracts from the Seller's records more frequently than annually (up to once per quarter) so long as the Seller is required to pay the expenses of only one audit per year.

          (2)  Compliance with Legal Obligations.  Perform all of the Seller's
               ---------------------------------
obligations arising by contract or imposed by applicable law, rule or regulation with respect to the Purchased Assets, the related Equipment or Computer Software and the Related Security.

          (3)  Payment of Taxes.  Pay and discharge or cause the Obligor to pay
               ----------------
and discharge before the same shall become delinquent all taxes, assessments, fines, fees or other liabilities (including, without limitation, those relating to the Purchased Assets, the related Equipment or Computer Software or the Related Security), and file or cause the Obligor to file all filings and returns with respect thereto in a timely manner, except to the extent the Seller or the Obligor is contesting the same in good faith by appropriate proceedings and, with respect to unpaid taxes, assessments, fines, fees and other liabilities, has set aside adequate reserves in accordance with generally accepted accounting principles for the payment thereof.

          (4)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
corporate existence, rights, franchise and qualifications to do business.

          (5)  Collections.  Instruct all Obligors and Secondary Servicers to
               -----------
cause all Collections to be deposited directly to the Lockbox Account, and, if the Seller shall receive any Collections, the Seller shall have up to two (2) Business Days following the Seller's receipt thereof to remit such Collections to the Lockbox Account.

          (6)  Obligor Perfection Requirement.  Comply with the Obligor
               ------------------------------
Perfection Requirement.

          (7)  Further Assurances.  From time to time execute and deliver such
               ------------------
further documents, and perform such further acts, as the Agent may reasonably request, at the Seller's expense, in order to fully effect the purposes of this Agreement and to perfect, protect or more fully evidence the Purchaser's ownership interest in the Purchased Assets and the Purchaser's security interest in the Equipment (including, without limitation, in order to ensure compliance with the Obligor Perfection Requirement) and Related Security, or to enable the Purchaser or the Agent to exercise or enforce any of their respective rights hereunder or under any Assignment, including, without limitation, executing and filing such financing or continuation statements or amendments thereto.

          (8)  Change in Business or Credit and Collection Policy.  Not make any
               --------------------------------------------------
change, without the prior written consent of the Agent (which consent shall not be unreasonably withheld or delayed), in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Purchased Lease Receivable.

          (9)  Change in Corporation Name.  Not make any change to its
               --------------------------
corporation name, unless prior to the effective date of any such name change, the Seller delivers to the Agent such Financing Statements (Form UCC-1 and UCC-
3) executed by the Seller which the Agent may reasonably request to reflect such name change, together with such other documents and instruments that the Agent may request in connection therewith.

          (10) Change of Chief Executive Office.  Notify the Agent prior to the
               --------------------------------
Seller's changing the location of the Seller's principal place of business or chief executive office.

          (11) Sales, Liens, Etc. Against Lease Receivables or Equipment.
               ---------------------------------------------------------
Except as otherwise provided herein or as otherwise consented to by the Agent and the Purchaser in writing (which consent may be conditioned upon the delivery to the Agent of appropriate documentation in form and substance satisfactory to the Agent), not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim upon or with respect to, any Purchased Asset, any related Lease or any Related Security, or assign any right to receive income in respect of such Purchased Assets, Leases or Related Security, or (ii) create, or suffer to exist, any Adverse Claim upon or with respect to any Equipment related to a Purchased Lease Receivable.

          (12) Extension or Amendment of Lease Receivables.  Not extend, amend
               -------------------------------------------
or otherwise modify the terms of any Purchased Lease Receivable, or amend, modify or waive any term or condition of any Lease related thereto, unless such Purchased Lease Receivable is repurchased by the Seller, or another Lease Receivable is substituted therefor in accordance with paragraph 9, or unless the
                                                      -----------
Agent consents to such amendment, modification or waiver in writing.

          (13) Change in Payment Instructions to Obligors.  Not terminate the
               ------------------------------------------
lockbox arrangements with the Lockbox Bank and not make any change in its instructions to Obligors regarding Payments to be made to the Lockbox Account.

          (14) Enforcement of Leases.  Not, so long as any Purchased Lease
               ---------------------
Receivable for which any Scheduled Payment is due or is to become due, without the prior written consent of the Agent, take any action, permit any Person claiming by or through the Seller to take any action or attempt to require any Person to take action to enforce any rights and/or remedies under the related Lease or against any Equipment or Computer Software covered under such Lease; it being understood that neither the Purchaser nor the Agent has any obligation under any circumstance to enforce or take any action to enforce any rights or remedies under any such Lease.

          (15) Impairment of the Purchaser's Rights.  Not do anything to impair
               ------------------------------------
the value of the Purchaser's rights in the Purchased Assets or the Related Security, including the termination of or any amendment to any financing statement filed by the Seller against any Obligor, without the prior consent of the Agent (which consent shall not be unreasonably withheld or delayed).

          (16) Terminate or Reject Leases.  Not terminate or reject any Lease
               --------------------------
under which a Purchased Lease Receivable has arisen prior to the term of such Lease, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code) unless prior to any such termination or rejection, the Seller has paid to the Agent, for the benefit of the Purchaser, an amount equal to the Repurchase Price with respect thereto (such Repurchase Price to be calculated assuming that the Lease is in effect for its full term) or another Lease Receivable has been substituted therefor in accordance with paragraph 9.
                            -----------

          (17) Acceleration of Leases.  If the Seller or the Purchaser, to the
               ----------------------
extent permitted under this Agreement, shall accelerate a Purchased Lease Receivable, the Seller shall remit all funds received from the Obligor under such Purchased Lease Receivable to the Lockbox Account and such funds shall be Collections of such Purchased Lease Receivable. To the extent that the Lease associated with an accelerated Purchased Lease Receivable specifies an amount to be paid upon acceleration which is less than the Repurchase Price for such Purchased Lease Receivable at that time, then the Seller shall deposit additional funds to the Lockbox Account in an amount equal to the difference between the Repurchase Price and the accelerated payment amount specified in such Lease, and such amounts shall constitute Collections hereunder.

          (18) Purchase Option; Early Termination Option; Insurance Proceeds.
               -------------------------------------------------------------
(A) If the Obligor under any Purchased Lease Receivable shall exercise any purchase option or early termination option contained in the Lease associated therewith, the Seller shall remit all funds received from the Obligor under such Purchased Lease Receivable to the Lockbox Account (up to an amount equal to the Repurchase Price) and such funds shall be deemed Collections of such Purchased Lease Receivable. To the extent that the Lease associated with such Purchased Lease Receivable specifies a payment amount upon exercise of a purchase option or upon early termination which is less than the Repurchase Price for such Purchased Lease Receivable at that time, then the Seller shall deposit additional funds to the Lockbox Account in an amount equal to the difference between the Repurchase Price and the payment amount specified in such Lease, and such amounts shall constitute Collections hereunder.

          (B) If a Purchased Lease Receivable arises under a Lease of Equipment, and such Equipment is lost, damaged or destroyed, any insurance proceeds paid with respect to such Equipment and any Payments from the Obligor thereunder made by the Obligor as a result of such Equipment being lost, damaged or destroyed shall be remitted to the Lockbox Account (up to an amount equal to the Repurchase Price) and such funds shall be deemed Collections of such Purchased Lease Receivable. To the extent that the amount required to be paid by the Obligor, pursuant to the terms of the related Lease, with respect to such lost, damaged or destroyed Equipment, whether or not funded by proceeds of insurance, is less than the Repurchase Price for the related Purchased Lease Receivable at that time, then the Seller shall deposit additional funds to the Lockbox Account in an amount equal to the difference between the Repurchase Price and such amount required by such Lease.

7.   AGREEMENT TO INDEMNIFY.
     ----------------------

          (a) Neither the Agent nor the Purchaser assumes any obligation or liability to the lessee, payor or vendee under any Lease and no assignment of any Purchased Assets or Related Security shall impose any such obligation or liability on either the Agent or the Purchaser. The Seller agrees to indemnify and save the Agent, the Purchaser, their respective successors and assigns, their respective affiliates and the officers, directors and agents of any of the foregoing (individually, an "Indemnitee") harmless of, from and against any
                             ----------
losses, damages, penalties, forfeitures, claims, costs, expenses (including court costs and reasonable attorney's fees) or liabilities (collectively, the "Claims"), excluding, however, those arising solely out of any action or failure
 ------
to act by any Collection Agent other than LSI, any of LSI's Affiliates or the Secondary

Servicers, such Indemnitee's gross negligence or willful misconduct and excluding recourse for uncollectible Purchased Lease Receivables and the costs of attempting to collect or enforce such Purchased Lease Receivables against an Obligor and any Claims related to such collection efforts, which may at any time be brought, incurred, assessed or adjudged against such Indemnitee, related to or arising from the Purchased Assets, the related Equipment or Computer Software or the Related Security, and, including, without limitation, those arising or resulting from: any alleged failure of any Purchased Asset, the related Equipment or Computer Software or the Related Security to comply with any applicable law, rule, regulation or contractual specification; any failure (or alleged failure if the Claim related thereto arises from any action brought or demand made by an Indemnitee other than the Agent or Purchaser) on the Seller's part to keep or perform any of the Seller's obligations under a Lease or related agreement with respect to any Purchased Asset, the related Equipment or Computer Software or the Related Security; any alleged failure on LSI's part to keep or perform any of its obligations hereunder as Collection Agent, whether express or implied, with respect to any Purchased Asset, the related Equipment or Computer Software or the Related Security or any inaccuracy in any information provided to an Indemnitee by LSI as Collection Agent; any alleged injury to persons or property or any violation or invasion of any patent or invention rights; any governmental fees, charges, taxes (including any sales tax) or penalties levied or imposed in respect to any Purchased Asset, any related Equipment or Computer Software or the Related Security; the termination, rejection or non-assumption by the Seller (including, without limitation, its successor in interest, including a trustee appointed under the Bankruptcy Code) of any Lease related to a Purchased Lease Receivable prior to the expiration of the original term of such Lease, whether such termination, rejection, or non-assumption is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, the Bankruptcy Code); any breach by the Seller of any of the Seller's representations, warranties, covenants or other obligations or agreements contained in this Agreement, in any Lease related to a Purchased Lease Receivable or in any agreement related hereto or thereto; or any inaccuracy in any information provided to an Indemnitee by the Seller. The Seller agrees to pay all amounts due hereunder promptly on notice thereof from an Indemnitee (which notice shall state the basis, in reasonable detail, for the claim being asserted under this paragraph 7(a))
                                                           --------------
and in no event later than ten (10) Business Days after such notice.

          (b) All of the indemnities and agreements contained in this paragraph shall survive and continue in full force and effect notwithstanding termination of this Agreement or of any Lease related to a Purchased Lease Receivable.

8.   AGREEMENT REGARDING COLLECTIONS AND ADMINISTRATIONS.
     ---------------------------------------------------

          (a)  Designation of the Collection Agent.  The servicing,
               -----------------------------------
administering, billing and collecting of Purchased Lease Receivables shall be conducted by the Person (the "Collection Agent") so designated from time to
                              -----------------
time in accordance with this paragraph 8.  LSI is hereby designated as, and
                             -----------
hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof and may not be removed from such capacity except as provided in paragraph 8(k) hereof. As Collection Agent, LSI agrees to
            --------------
administer the Purchased Lease Receivables portfolio with the same care, and in the same manner, as LSI administers its own receivables portfolio. The Agent hereby consents to the Collection Agent's appointment of Storagetek Financial Services Corporation (whether or not owned by Storage Technology Corporation), Memorex Telex Corporation and Electronic Data Systems Corporation as secondary servicers (the "Secondary Servicers") of the Purchased Lease Receivables,
                -------------------
provided that (i) LSI as Collection Agent designates those Purchased Lease Receivables to be serviced by each Secondary Servicer, and (ii) LSI as Collection Agent shall remain liable for the performance of the duties and obligations of the Collection Agent pursuant to the terms hereof.

          (b)  Duties of the Collection Agent.  The Collection Agent shall take
               ------------------------------
or cause to be taken all such actions as may be necessary or advisable to collect each Purchased Lease Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy, including, without limitation, billing each Obligor with respect to each Scheduled Payment not less than thirty (30) days in advance of the due date of such Scheduled Payment in accordance with the Collection Agent's standard billing procedures. The Collection Agent shall remit all Collections received by the Collection Agent into the Lockbox Account within two (2) Business Days' of receipt thereof. Each of the Seller, the Purchaser and the Agent hereby appoints as its agent the Collection Agent to enforce its respective rights and interests in and under the Purchased Assets, the Related Security and the related Leases; provided, that, notwithstanding the foregoing,
                                 --------  ----
the Seller and the Collection Agent shall comply with paragraph 6(b)(15) hereof.
                                                      ------------------
Notwithstanding any statement or implication to the contrary, the Collection Agent may agree, with the prior written consent of the Purchaser, with any Obligor as to any modification, alteration, release, compromise, extension, waiver, consent, or other similar or dissimilar indulgence of or with respect to any Purchased Lease Receivable.

          In no event shall the Collection Agent be entitled to make the Agent or the Purchaser a party to any litigation without the Agent's express prior written consent. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Collection Agent (whether the Collection Agent is the Seller or otherwise) to commence or settle any legal action to enforce collection of any Purchased Lease Receivable or to foreclose upon or repossess any Related Security. The two immediately preceding sentences shall not be applicable with respect to any Purchased Lease Receivable which the Seller has repurchased pursuant to paragraph 9 hereof.
                                             -----------

          (c)  Rights of the Agent.  (i) The Collection Agent shall be required
               -------------------
to remit all Collections of Purchased Lease Receivables deposited in the Lockbox Account to the Agent's Account in the amounts and at the times specified in paragraph 8(h).
- - --------------

          (ii) At any time following the designation of a Collection Agent other than LSI pursuant to paragraph 8(k) (it being understood that the Agent
                           --------------
will not take any of the following actions prior to such replacement of LSI as Collection Agent subject to the last paragraph of paragraph 8(k)):
                                                  --------------

          (A) The Agent may notify the Obligors and the Secondary Servicers of Purchased Lease Receivables, or any of them, of the Purchaser's interest in Purchased Assets and Related Security and direct such Obligors and Secondary Servicers, or any of them, that payment of all amounts payable under any Purchased Lease Receivable be made directly to the Agent or its designee.

          (B) The Agent may in connection with the Agent's notification of Obligors as provided in paragraph
                             ---------

     8(c)(ii)(A), complete and deliver the original Notice of Assignment to any
     -----------
     Obligor of the Purchased Lease Receivables.

          (C) The Seller shall, at the Agent's request, (1) assemble all Records which the Agent reasonably believes are necessary or appropriate for the administration and enforcement of the Purchased Lease Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (2) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Purchased Lease Receivables in a manner acceptable to the Agent and shall, within two (2) Business Days following receipt thereof, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

          (D) Both the Seller and the Purchaser hereby authorize the Agent to take any and all steps in the Seller's name and on behalf of the Seller and the Purchaser required, in the reasonable determination of the Agent (after consulting counsel), to collect all amounts due under any and all Purchased Lease Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Lease Receivables and the related Leases, so long as such enforcement is in accordance with applicable laws, rules and regulations; provided,
                                                                   --------
     that the Agent shall not make the Seller a party to any litigation except as required by applicable law in order to collect amounts due under any and all Purchased Lease Receivables.

          (d)  Cooperation by the Seller.  If the Agent designates a Person
               -------------------------
other than LSI as the Collection Agent pursuant to paragraph 8(k) (for either
                                                   --------------
individual Delinquent Lease Receivables or for all Purchased Leased Receivables), the Seller shall not initiate communication in any way with the related Obligors concerning the billing and collection of such Purchased Lease Receivables, nor shall the Seller interfere or attempt to interfere with the issuance of Notices of Assignments with respect to, or the billing and collection of sums due under such Purchased Lease Receivables or with funds held in the Lockbox Account or the Agent's Account. Furthermore, the Seller shall, upon the request of the Agent, cooperate and assist the Collection Agent in efforts with respect to billing and collection of such Purchased Lease Receivables as the Collection Agent may reasonably request, the transfer of funds in the Lockbox Account constituting payment of Purchased Lease Receivables to the Agent's Account as the Collection Agent may reasonably request, and the communication with and exercise of rights with respect to the Secondary Servicers. The Agent's and the Collection Agent's (as applicable) right to send Notices of Assignment and bill and collect Purchased Lease Receivables, and to direct the payment of funds held in the Lockbox Account constituting payment of Purchased Lease Receivables to the Agent's Account as provided in this paragraph shall be specifically enforceable by such Persons. In addition, the Seller will use its best efforts, in accordance with its standard operating procedures, to assist the Agent (at Agent's request and on a non-exclusive basis) in repossessing Equipment and remarketing any repossessed Equipment which is Seller Collateral. Except as specifically required or prohibited in this subparagraph, nothing shall limit Seller's rights to contact any Obligor or do business with any Obligor, including, without limitation, collecting from such Obligor any receivables not constituting Purchased Lease Receivables.

          (e)  Power of Attorney.  The Seller hereby irrevocably constitutes and
               -----------------
appoints the Agent (or any assignee or designee of the Agent) as the Seller's true and lawful attorney, which power of attorney is coupled with an interest, with full authority of the Seller and full power of substitution for the Seller, and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all Purchased Assets and the Related Security, and to endorse, in writing or by stamp, the Seller's name on all checks, collections, receipts or instruments given in payment or part payment thereof; provided, however, the Agent agrees it will not exercise such
                 --------  -------
power of attorney until after a Collection Agent Replacement Event has occurred under this Agreement and has not been cured in accordance with paragraph 8(k)
                                                               --------------
below. The power of attorney granted pursuant to this subparagraph is subject to the limits specified in subparagraph (8)(c)(ii)(D).
                           --------------------------

          (f)  Responsibilities of the Seller.  Anything herein to the contrary
               ------------------------------
notwithstanding, the Seller shall perform all of its obligations under the Leases related to the Purchased Lease Receivables to the same extent as if Purchased Assets and Related

Security had not been transferred hereunder and the exercise by the Agent of its rights hereunder shall not relieve the Seller from such obligations.

          (g)  Application of Payments.  To the extent the Collection Agent
               -----------------------
receives a payment from an Obligor of a Purchased Lease Receivable with respect to which the Obligor has not identified the Lease Receivable to which such payment should be applied, the Collection Agent shall use its best efforts to contact such Obligor to confirm the Lease Receivable to which such Obligor intended that such payment be applied.

          (h)  Remittance of Collections.
               -------------------------

          (i) On the last Business day of each week, the Seller shall remit, or shall cause to be remitted, all Collections in the Lockbox Account to the Agent's Account.

          (ii) On or before the 15th day of each month, or, if not a Business Day, the last Business Day prior to the 15th day of each month (the

     "Remittance Date"), the Seller shall deposit, or shall cause to be
     ----------------
     deposited, to the Agent's Account for the benefit of the Purchaser, an amount, including Collections, equal to the Scheduled Payments due in such month not already remitted ("Seller Remittances") less the amount of any
                                  ------------------   ----
     specific Scheduled Payment which the Seller in good faith believes will not be collectible in such month for reasons related to the credit quality of the related Obligor.

          (iii)     If an Obligor pays a Scheduled Payment with respect to which
     (i) the Seller has made Seller Remittances and (ii) such Obligor has no past-due Scheduled Payments that the Seller has not made a Seller Remittance with respect thereto at such time, such Scheduled Payment(s) shall be for the Seller's account and shall not be remitted to the Agent's Account (or, if deposited, shall be promptly returned to the Seller).

          (iv) With respect to Collections held in the Agent's Account pending application on the Remittance Date, Seller will be paid interest on all funds received by the Agent since the last Remittance Date. Interest will be due monthly in arrears based upon the average daily balance of funds received. The interest rate will be the average three month Treasury Bill yield as published weekly in the H.15 bulletin of the Federal Reserve Board for the period minus .25%. The amount of interest earned by the Seller shall be forwarded to the Seller on or before the last day of such month.

          (i)  Payments and Computations, Etc.  All amounts to be paid or
               -------------------------------
deposited by the Seller or the Collection Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 P.M. (New York
                                                            ---------
City time) on the day when due in lawful money of the United States of America in immediately available funds to an account specified by the Agent in writing. The Seller shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited by the Seller when due hereunder (whether owing individually or as the Collection Agent) at the greater of (i) the "Base Rate" (hereinafter defined), plus 2.0%, or (ii) the effective Discount Rate for
                             ----
the Lease Receivable to which the expected payment relates, plus 2.0%.  "Base
                                                            ----
Rate" shall mean the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time as its base rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the
- - --------  -------
maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to the Purchaser, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to, the Purchaser. All computations of interest and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          (j)  Reimbursement of Collection Expenses.  So long as LSI is acting
               ------------------------------------
as the Collection Agent it will act at its own sole cost and expense. In the event that the Agent has designated a Person other than LSI as the Collection Agent for all Purchased Lease Receivables pursuant to paragraph 8(k), LSI agrees
                                                      --------------
to reimburse the Collection Agent, within ten (10) days after the Collection Agent's request therefor, for all out-of-pocket expenses and costs which have been reasonably incurred by the Collection Agent in connection with performing its duties as the Collection Agent hereunder and to reimburse the Agent or the Purchaser for any reasonable fee paid by it to such Collection Agent in consideration of the performance of such duties; provided, that LSI shall not be
                                                 --------  ----
obligated to reimburse the Agent or the Purchaser for fees, expenses and costs arising out of the repossession of the Equipment related to a Purchased Lease Receivable or the institution of legal proceedings in connection with the foregoing.

          (k)  Collection Agent Replacement Events.  The Agent may at any time,
               -----------------------------------
following the occurrence of any of the following events (each a "Collection
                                                                 ----------
Agent Replacement Event"), send written notice to the LSI of the occurrence of a
- - -----------------------
Collection Agent Replacement Event and designate any other Person to succeed LSI or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof:

          (i) the Seller shall fail to repurchase any Ineligible Purchased Lease Receivables as provided in paragraph 9 below; or
                                      -----------

          (ii) the Seller (individually or as the Collection Agent) defaults in any other payment obligations hereunder, and such default shall have continued for a period of two (2) Business Days after notice thereof to the Seller from the Agent, or the Seller (individually or as the Collection Agent) defaults in the performance or observance of any other duty, covenant, agreement, warranty, representation, or provision contained in this Agreement, and such default shall have continued for a period of twenty (20) days after notice thereof to the Seller from the Agent; or

          (iii) the Tangible Net Worth of LSI and its consolidated subsidiaries shall be less than seventy-five percent (75%) of the highest Tangible Net Worth of LSI and its consolidated subsidiaries previously reported in any quarterly financial statements of LSI and its consolidated subsidiaries, beginning December 31, 1995; or

          (iv) the Seller has an operating loss or negative net income on a consolidated basis in any two (2) consecutive fiscal quarters and the aggregate amount of such loss or negative net income for such two-quarter period equals or exceeds $750,000; or

          (v) the Seller has an operating loss or negative net income on a consolidated basis in any fiscal year of $750,000 or more; or

          (vi) the Seller defaults in the payment of any Indebtedness in excess of $1,000,000 or the Seller otherwise defaults under any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed or guaranteed by the Seller and the effect of which default is to cause an acceleration thereunder or to permit acceleration thereunder and the default is not waived by the obligee or cured, in either case, within ten (10) Business Days of the date of such default; or

          (vii) the Seller shall cease to do business as a going concern or shall admit in writing its inability to pay its debts generally as they become due or shall make an assignment for the benefit of its creditors or shall commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; or a complaint or petition or answer seeking reorganization or arrangement or any similar relief under the Bankruptcy Code or any other applicable law or statute of the United States of America or any state is filed by or against the Seller; or a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, trustee, liquidator or conservator (or shall otherwise assume custody or control) of the Seller or of the whole or of any substantial part of its assets; or

          (viii)    any representation and warranty contained in subparagraph
                                                                 ------------
     5(a) through subparagraph 5(f) or subparagraph 5(i), 5(k) or 5(l) is
     ----         -----------------    -----------------  ----    ----
     determined by the Agent to be false or misleading in any material respect;
     or

          (ix) any representation and warranty contained in subparagraphs 5(g),
                                                            ------------------
     5(h) or 5(j) is determined by the Agent to be false or misleading in any
     ----    ----
     material respect (in which case, such representation and warranty shall be considered to have been breached) and the breach of such representation and warranty is not cured, or the Purchased Lease Receivable related to such breach has not been repurchased by the Seller or another Lease Receivable has not been substituted therefor, within ten (10) Business Days of the Seller's receipt of written notice, in reasonable detail, of such breach; or

          (x) except to the extent permitted by the terms hereof or caused by any act or failure to act by the Agent or the

     Purchaser, Purchaser shall cease to have a valid and perfected first
     priority interest in each Purchased Lease   Receivable and the Related
     Security and Collections with respect thereto or any Assignment delivered hereunder shall, for any reason, cease to evidence the transfer to the Purchaser of a valid and perfected first priority interest in Purchased Lease Receivables, the Related Security and Collections evidenced by such Assignment; provided, however, if any such failure relates to a Lease
                 --------  -------
     Receivable which is repurchased, or a substitution is made therefor, by the Seller pursuant to paragraph 9 hereof, then such failure shall not give
                        -----------
     rise to a Collection Agent Replacement Event under this clause (x); or

          (xi) the aggregate remaining Scheduled Payments of Purchased Lease Receivables delinquent beyond 60 days exceeds 5% of the aggregate remaining Scheduled Payments for all Purchased Lease Receivables; or

          (xii) the Seller dissolves, merges or consolidates with or into any Person (other than a wholly-owned subsidiary for the purpose of reincorporating the Seller, where the subsidiary assumes all of Seller's obligations under this Agreement and the documents executed in connection herewith), unless LSI is the surviving corporation, or disposes of all or substantially all of its assets.

          Notwithstanding the foregoing, the Agent may at any time designate a Person other than LSI to act as collection agent with respect to either (1) any Delinquent Lease Receivable not Repurchased by the Seller or with respect to which Seller has not substituted another Lease Receivable or (2) any Purchased Lease Receivable with respect to which (A) a Scheduled Payment is past-due, (B) the Seller has failed to make a Seller Remittance on the Remittance Date therefor and (C) Seller has not Repurchased such Purchased Lease Receivable or substituted another Lease Receivable therefor (a "Past-Due Receivable"). Such Person designated by the Agent shall have the rights and powers of the Collection Agent with respect to the servicing, administering, billing and collecting of such Delinquent Lease Receivables and/or such Past-Due Receivables, as the case may be, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent with respect to such Delinquent Lease Receivables and/or Past-Due Receivables pursuant to the terms hereof. The Agent shall notify LSI in writing (specifying the basis therefor) if the Agent has designated a Person other than LSI as Collection Agent hereunder pursuant to its rights in this paragraph (k). Any Person (other than LSI) designated as
               -------------
Collection Agent hereunder for all of the Purchased Lease Receivables remaining outstanding due to a Collection Agent Replacement Event shall be reimbursed monthly by LSI for the costs and expenses of such Person in performing its duties hereunder at an amount equal to .35% of the average outstanding balance of the Purchased Lease Receivables, but in any event not less than $2,000 per month.

          (l)  Return of Payments.  The Collection Agent shall notify the Agent
               ------------------
of the Payments (or portions thereof) that do not constitute Purchased Assets hereunder. The Agent shall promptly remit to the Seller any Payments received by it or the Purchaser that do not constitute Purchased Assets hereunder, including, without limitation, funds deposited into the Agent's Account that represent payments on account of property, sales, use or other taxes or maintenance.

 9.  REPURCHASE OF LEASE RECEIVABLES.
     -------------------------------

          (a)  Lack of Eligibility.  In the event any Purchased Lease Receivable
               -------------------
shall not have been an Eligible Lease Receivable on the Purchase Date thereof, or, if such Purchased Lease Receivable was purchased on the initial Purchase Date and any Person required to consent to the assignment of a Lease Receivable shall refuse to consent or shall not have consented on or before June 30, 1996, or the Seller shall have breached any representation or warranty made hereunder with respect to such Lease Receivable including, without limitation, any of the representations and warranties contained in paragraph 5(g), (h) or (j) (any
                                            --------------  ---    ---
such Purchased Lease Receivable being referred to as an "Ineligible Purchased
                                                         --------------------
Lease Receivable"), the Seller shall on the next succeeding Settlement Date,
- - ----------------
upon the Agent's demand, at the Seller's option either substitute for such Ineligible Purchased Lease Receivable a new Lease Receivable in the manner specified in paragraph 9(b) or repurchase such Ineligible Purchased Lease
             --------------
Receivable for the Repurchase Price specified in paragraph 9(e).
                                                 --------------

          (b)  Substitution.  The Seller shall have the right, at the Seller's
               ------------
option, to substitute a Purchased Lease Receivable on any Settlement Date, subject to the limitations in this Agreement. If the Seller substitutes a new Lease Receivable for a Purchased Lease Receivable pursuant to this paragraph 9,
                                                                   -----------
such
new Lease Receivable shall (i) on the date of substitution, be an Eligible Lease Receivable, and shall be certified as such by the Seller, (ii) have an Obligor with the same or better credit quality as the Obligor on the Purchased Lease Receivable for which it is being substituted, (iii) have the same payment frequency as the Purchased Lease Receivable for which it is being substituted,
(iv) have Scheduled Payments in the same or a greater amount than the Scheduled Payments under the Purchased Lease Receivable for which it is being substituted, and (v) have a remaining term that is equal to or greater than the remaining term of the Purchased Lease Receivable for which it is being substituted. On the date of such substitution, such new Eligible Lease Receivable shall become a Purchased Lease Receivable and the Purchased Lease Receivable so replaced shall cease to be a Purchased Lease Receivable. Notwithstanding anything herein to the contrary, the Seller shall not be permitted to substitute Lease Receivables for Purchased Lease Receivables if, after such substitution, the aggregate balance of the Purchased Lease Receivables substituted by the Seller during the 12 months prior to and including such substitution exceed an amount equal to 10% of the average outstanding balance of all Purchased Lease Receivables for the same 12 month period.

          (c)  Repurchase of Purchased Lease Receivables Pursuant to
               -----------------------------------------------------
Securitization Facility.  If the Seller shall enter into the Securitization
- - -----------------------
Facility, and the Seller shall have notified the Agent of its intention to repurchase all or a portion of the Purchased Lease Receivables, the Seller shall, with the proceeds of the Securitization Facility, repurchase all or a portion of Purchased Lease Receivables on such date, subject to the terms and conditions of the Securitization Facility. The Repurchase Price will be calculated by using, at the Seller's option, either the Market Rate described in the second sentence of the definition of "Repurchase Price", or a rate equal to the Discount Rate in effect on the Purchase Date for each such Purchased Lease Receivable. If the Repurchase Price paid by the Seller shall be based upon the Discount Rate, then the Seller shall assume all of the Purchaser's rights and obligations under Interest Rate Hedges then in effect hereunder with respect to the repurchased Purchased Lease Receivables, which Interest Rate Hedges shall thereafter be for the benefit of the Securitization Facility.

          (d)  Optional Repurchases or Substitutions of Receivables.  In
               ----------------------------------------------------
addition to its rights in paragraph 9(c), the Seller shall have the right, at
                          --------------
the Seller's option, to repurchase a Purchased Lease Receivable on any Settlement Date,
subject to the limitations contained in this paragraph 9(d).  All repurchases
                                             --------------
hereunder (other than as described in paragraph 9(a) or those repurchases
                                      --------------
occurring after June 30, 1996, if the Securitization Facility has not been entered into be that date) shall arise out of the rewriting and/or restructuring of the related Lease as an accommodation to the Obligor thereunder, and the Seller agrees that if it repurchases a Purchased Lease Receivable, it will offer to the Purchaser the repurchased Lease Receivable on the next Purchase Date hereunder. Other than as provided in paragraph 9(e) hereof, the Seller shall
                                      --------------
not repurchase Purchased Lease Receivables pursuant to this paragraph 9(d) if,
                                                            --------------
after such repurchase, the aggregate Purchased Lease Receivables repurchased by the Seller during the 12 months prior to and including such repurchase exceed an amount equal to 15% of the average outstanding balance of all Purchased Lease Receivables for the same 12 month period.

          If, after June 30, 1996, the Securitization Facility has not been entered into, (i) the Seller shall not repurchase Purchased Lease Receivables if, after such repurchase, the aggregate remaining Purchased Lease Receivables outstanding is less than $30,000,000, and (ii) the Repurchase Price with respect to any Purchased Lease Receivable repurchased by the Seller shall be calculated using the Market Rate described in the second sentence of the definition of "Repurchase Price".

          If the Seller exercises its right under this paragraph 9(d) to
                                                       --------------
repurchase or substitute Lease Receivables, the Seller shall, on the next Settlement Date, either substitute for such Lease Receivable a new Lease Receivable in the manner specified in paragraph 9(b) or repurchase such
                                      --------------
Purchased Lease Receivable by paying to the Purchaser cash in an amount equal to the Repurchase Price of such Purchased Lease Receivable. The proceeds of any such repurchase shall be deemed to be Collections of such Lease Receivable received by the Seller.

          (e)  Calculation of Repurchase Price.  The "Repurchase Price" for
               -------------------------------
purposes of paragraph 9(d)  and paragraph 9(a) shall be calculated using the
            --------------      --------------
Market Rate described in the second sentence of the definition of "Repurchase Price". If the Seller shall repurchase Purchased Lease Receivables and, after such repurchase, the aggregate Purchased Lease Receivables repurchased by the Seller during the 12 months prior to and including such repurchase exceed an amount equal to 15% of the average outstanding balance of all Purchased Lease Receivables for the same 12 month period, the "Repurchase Price" with respect to such repurchase shall be calculated using the Market Rate described in the last sentence of the definition of "Repurchase Price".

          (f)  Retransfer without Recourse.  Any such retransfer to the Seller
               ---------------------------
of a Purchased Lease Receivable pursuant to this paragraph 9 shall be made
                                                 -----------
without recourse to, and without representation and warranty by the Agent or the Purchaser of any kind whatsoever other than with respect to the release of any lien created or permitted by the Agent or the Purchaser with respect to such Purchased Lease Receivable or the Related Security.

          (g)  Administration of Substitutions and Repurchases. The Seller shall
               -----------------------------------------------
keep records of all substitutions and repurchases, and shall provide the Agent with reports and information as required in paragraph 6(a)(6) hereof.
                                            -----------------

10.  LOCKBOX ACCOUNT.
     ---------------

          The Seller shall direct each Obligor to remit payments directly to the Lockbox Account; provided, that the Secondary Servicers shall be permitted to
                 --------
direct payments to the Collection Agent or the Lockbox Account or receive payments directly from Obligors if (i) the Secondary Servicer has made advances of the payment directly to the Collection Agent or the Lockbox Account, and (ii) the payments are related solely to those Lease Receivables invoiced by such Secondary Servicers. Pursuant to paragraph 8(h), any Collections received by
                                  --------------
the Seller or the Collection Agent shall be remitted directly to the Lockbox Account within two (2) Business Days after the Seller's or Collection Agent's receipt of same.

          The Collection Agent shall direct the transfer of Collections in the Lockbox Account. From and after the occurrence of a Collection Agent Replacement Event, Seller agrees that:

          a. the Collection Agent shall provide, if requested, a daily report of the allocation of funds in the Lockbox Account;

          b. Seller shall permit the Agent and its agents or representatives, at the Seller's expense, to audit the Lockbox Account and the books and records with respect to Collections, provided, that the Seller shall be liable for the
                             --------
costs and expenses of only one audit per month;

          c. Seller shall, upon the request of the Agent, cooperate with and assist the Agent in accordance with paragraph 8(d) hereof.
                                    --------------

11.  TERMINATION.
     -----------

          This Agreement shall continue in effect until the payment in full of all amounts owing by any Obligor under any Purchased Lease Receivable, and the payment in full of all amounts owed by the Seller hereunder; provided, however,
                                                             --------  -------
that the indemnities and agreements contained in paragraph 7 shall survive such
                                                 -----------
termination.

12.  SECURITY INTEREST.
     -----------------

          (a)  Grant of Security Interest.  As security for the payment and
               --------------------------
performance of all recourse obligations of the Seller hereunder (the "Seller
                                                                      ------
Obligations"), including, without limitation, the obligations of the Seller
- - -----------
pursuant to paragraph 7, paragraph 9(a) and paragraph 14, the Seller hereby
            -----------  --------------     ------------
grants to the Agent, for the benefit of the Purchaser, a first priority perfected security interest in all of the Seller's right, title and interest in and to the following, whether now owned or hereafter acquired and whether now existing or hereafter arising (the "Seller Collateral"):
                                    -----------------

          (i)  all Purchased Assets;

          (ii) All Equipment which is the subject of any Lease relating to a Purchased Lease Receivable and products and proceeds thereof, including, without limitation, all payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to such Equipment;

          (iii) All documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Purchased Assets, Equipment or Computer Software; and

          (iv)  All Related Security;

provided, however, that, following the payment in full of all amounts owing by
- - --------  -------
any Obligor under a Purchased Lease Receivable or such Purchased Lease Receivable being repurchased or substituted for pursuant to paragraph 9, the
                                                            -----------
security interest granted to the Purchaser in the Seller Collateral related to such Purchased Lease Receivable shall automatically be released without the necessity of any further action on the part of the Purchaser. The Purchaser agrees to execute UCC termination statements or such other release documentation as may be reasonably requested by the Seller to evidence such release, provided that the Seller prepares such UCC termination statements and other release documentation at its own expense.

          (b)  Further Assurances.  The Seller hereby authorizes the Agent to
               ------------------
file one or more financing or continuation state
ments, and amendments thereto and assignments thereof, relative to all or any of the Seller Collateral, the Purchased Lease Receivables and the Purchased Assets now existing or hereafter arising, without the signature of the Seller where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased Assets, the Seller Collateral or any part thereof, shall be sufficient as a financing statement. If the Seller fails to perform any of its agreements or obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Seller within ten (10) Business Days of Seller's receipt of written evidence, in reasonable detail, of such expense; provided, however, prior to taking any such action, the Agent
              --------  -------
shall give notice of such intention to the Seller and provide the Seller with a reasonable opportunity to take such action itself.

          (c)  The Seller Collateral Information.  The Seller will furnish to
               ---------------------------------
the Agent from time to time statements and schedules further identifying and describing the Seller Collateral, and such other reports in connection with the Seller Collateral as the Agent may reasonably request, all in reasonable detail.

          (d)  Remedies.  Following the occurrence of a default with respect to
               --------
any of the Seller Obligations and Seller's failure to cure such default within ten (10) Business Days of receiving written notice, in reasonable detail, of such default, the Agent shall have the following rights and remedies (subject to the rights of quiet enjoyment specified in the applicable Lease):

          (i) the right to enter upon Seller's premises or any other place where any of the Seller Collateral is kept and remove the Seller Collateral therefrom to the premises of the Agent;

          (ii) the right to require the Seller to assemble the Seller Collateral and make it available to the Agent at a place to be designated by the Agent in its sole discretion; and

          (iii) all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, all of which rights and remedies shall be cumulative and nonexclusive, to the extent permitted by law.

13.  THE AGENT.
     ---------

          (a)  Authorization and Action.  The Purchaser hereby appoints and
               ------------------------
authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, the power and authority to hold and to perfect any ownership interest or security interest created pursuant hereto or in connection herewith on behalf of the Purchaser.

          (b)  Agent's Reliance, Etc.  Neither the Agent nor any of its
               ----------------------
directors, officers, agents or employees shall be liable to the Purchaser (or any of Purchaser's successors, assigns or participants) for any action taken or omitted to be taken by it or them as the Agent under or in connection with this Agreement (including, without limitation, any action taken or omitted to be taken by it or them if the Agent is designated as the Collection Agent pursuant to paragraph 8) or any other agreement executed pursuant hereto, except for its
   -----------
or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent: (i) may consult with legal counsel (including counsel for the Seller), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts (other than as provided above); (ii) makes no warranty or representation to the Purchaser and shall not be responsible to the Purchaser for any statements, warranties or representations made in or in connection with this Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Seller or to inspect the property (including the books and records) of the Seller; (iv) shall not be responsible to the Purchaser for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Agreement, the Assignments or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

          (c)  Agent and Affiliates.  With respect to any Purchased Assets or
               --------------------
Related Security which may be assigned by the Purchaser to CNA pursuant to paragraph 14(d), CNA shall have the same rights and powers under this Agreement
- - ---------------
as would the Purchaser if it were holding such Purchased Assets or Related Security and may exercise the same as though it were not the Agent. CNA and its affiliates may generally engage in any kind of business with the Seller or any Obligor, any of their respective affiliates and any Person who may do business with or own securities of the Seller or any Obligor or any of their respective affiliates, all as if CNA were not the Agent and without any duty to account therefor to the Purchaser, except to the extent any such business or the activities with respect thereto constitute a violation of applicable law.

14.  MISCELLANEOUS.
     -------------

          (a)  Costs and Expenses.  The Seller agrees to pay (i) all reasonable
               ------------------
costs and expenses incurred by Agent in connection with the preparation, execution and delivery (including any requested amendments, waivers or consents) of this Agreement, the Assignments, and the other documents to be delivered hereunder or in connection with any Purchase hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel representing both the Agent and the Purchaser and the costs of preparation and filing financing statements and other costs incurred in perfecting the Purchaser's rights in the Purchased Assets, Related Security and related Equipment, and (ii) all reasonable costs and expenses, including reasonable attorneys' fees, expenses and court costs incurred by the Agent in enforcing any of the provisions of this Agreement or in enforcing any obligations of the Seller contained in any Assignment (and excluding costs and expenses incurred by the Agent and the Purchaser arising out of the enforcement of rights relating to an Obligor's payment and performance obligations, or the repossession of the Equipment related to a Purchased Lease Receivable or the institution of legal proceedings in connection with the foregoing); provided, that the costs and
                                               --------  ----
expenses in connection with the preparation of this Agreement and the other documents to be delivered hereunder or in connection herewith shall not exceed $30,000 without Seller's consent.

          (b)  Notices.  Any notice under this Agreement shall be in writing and
               -------
shall be delivered in person, by telegram, by courier, by United States first class mail, postage prepaid, and addressed as follows, or by telecopy as follows:

          (i) if to the Seller, at the Seller's address set forth on the first page of this Agreement, or to telecopy no. (408) 297-5072, attention: Executive Vice President - Finance and General Counsel;

          (ii) if to the Agent or the Purchaser, at the Purchaser's address set forth on the first page of this Agreement, or telecopy no. (914) 899-7484, attention: Capital Markets - Vern Weiner; and

          (iii) to any party at any other address or telecopy number as such party may, by notice as herein provided to the other parties, designate as its address and telecopy number for all notices under this Agreement.

          (c)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          (d)  Binding Effect; Assignability.  This Agreement shall be binding
               -----------------------------
on, and inure to the benefit of, the Agent, the Purchaser, the Seller, the Collection Agent and the Agent's and the Purchaser's respective successors and assigns, and contains the Agent's, the Purchaser's, the Seller's and the Collection Agent's entire understanding and agreement with respect to the subject matter hereof. The Seller shall not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser. The Purchaser may assign at any time any of their respective rights and obligations hereunder or interests herein (including, without
limitation, the sale of undivided participation interests) to any Person.   The
Agent shall not assign its rights and obligations hereunder as Agent without prior written notice to the Seller. Subject to the requirements of this paragraph 14(d), any assignee of the Purchaser or the Agent may further assign
- - ---------------
at any time its rights and obligations hereunder or interests herein. If the Purchaser assigns all of its rights and obligations hereunder (but excluding assignments of security interests, participation interests or other limited interests herein) to a party that is not an affiliate of, or an entity managed by, the Agent or any of its affiliates, such assignee of the Purchaser shall notify the other parties hereto of such assignment. If one or more of the Purchaser's assignees purchase any Lease Receivable, such purchase or purchases shall be made under the terms and conditions of this Agreement.

          (e)  No Waiver.  All of the covenants, agreements, representations and
               ---------
warranties made by the Seller in this Agreement shall, notwithstanding any investigation by the Purchaser, be deemed to be material to and to have been relied upon by the Purchaser with respect to each Lease Receivable purchased pursuant to this Agreement. The Purchaser's knowledge at any time of any breach of or non-compliance with any of such covenants, agreements, representations or warranties shall not constitute a waiver of any thereof by the Purchaser. None of the Purchaser's rights under this Agreement will be waived except by a writing signed by the Purchaser and any such waiver will be effective only as to the matters expressly set forth in such writing.

          (f)  Severability. Each party's obligation to perform under this
               ------------
Agreement is limited by and subject to any and all applicable laws, rules and regulations. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (g)  No Proceedings.  Each of the Agent, the Collection Agent and the
               --------------
Seller agrees that it will not institute against the Purchaser any proceeding seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, so long as any commercial paper issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper shall have been outstanding.

          (h)  No Recourse. The purchase of Lease Receivables from the Seller
               -----------
hereunder is on a non-recourse basis to the

Seller with respect to the failure of any Obligor to satisfy its obligations on a Purchased Lease Receivable. The foregoing limitation shall not affect the obligations of the Seller with respect to the representations and warranties made herein or in any agreement which is an exhibit hereto or with respect to the due performance of the other provisions of this Agreement, including, without limitation, the provisions of paragraph 7 and the purchase and
                                      -----------
collection procedures described in paragraph 2 and paragraph 8, respectively.
                                   -----------     -----------

          (i)  Counterparts.  This Agreement may be executed in multiple
               ------------
counterparts, each of which shall constitute an original, but all of which shall constitute a single agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease Receivables Purchase Agreement as of the date first above written.

                              LEASING SOLUTIONS, INC.


                              BY:__________________________
                              TITLE:


                              CXC INCORPORATED

                              By:  Citicorp North America, Inc.,
                                   its attorney-in-fact


                              By:_______________________________
                              Title:


                              CITICORP NORTH AMERICA, INC.,
                                AS THE AGENT


                              By:_______________________________
                              Title:


                                                               SIGNATURE PAGE TO
                                            LEASE RECEIVABLES PURCHASE AGREEMENT

                                   EXHIBIT A

                          CREDIT AND COLLECTION POLICY

Credit Policy:  Those policies outlined in Leasing Solutions, Inc.'s Credit and
- - -------------
Funding Procedure dated 5/22/96.

Collection Policy:
- - -----------------

Seller shall abide by the following Collection Policy:

- - -    Designate a contact person at Seller who will be responsible for communicating to Agent, upon request, the status of each Lease Receivable whether serviced by LSI directly or by a Secondary Servicer.

- - -    LSI shall commence, either directly or through a Secondary Servicer, collection activity immediately on any Lease Receivable not paid within 15 days of the rent due date on an LSI serviced Lease Receivable and on any Lease Receivable not paid within 30 days of a Secondary Servicer Lease Receivable.

- - -    At the request of Agent, directly or through  the Secondary Servicer, collect and remit to Purchaser any due and owing late charges required under the Lease which are ultimately paid by the Obligor.

- - -    Document all collection activity on each Lease Receivable and upon request make available, or cause such Secondary Servicer to make available, such documented collection activity to Agent.

- - -    Seller or any Secondary Servicer will not offer any Obligor of any Lease
     Receivable a rewrite, rent extension, rent abatement, refinance, or other such accommodation without the prior written consent of Agent.

- - -    Seller will cause each Secondary Servicer to invoice and collect each Lease
     Receivable in accordance with the terms and conditions of the Lease and the
     Secondary Servicer's standard collection policies and procedures, including, but not limited to, billing the Obligor 30 days prior to the due date of the Scheduled Payment.

- - -    Seller will use its best efforts to cause each Secondary Servicer to perform their obligations under any lease administration or servicing agreement by and between Seller and the Secondary Servicer.

- - -    In the event a Secondary Servicer is not fulfilling its servicing and administration obligations to Seller on any and all Lease Receivables, Seller agrees to assume direct responsibility for the servicing of those affected Lease Receivables.

                                   EXHIBIT B

                           List of Closing Documents
                           -------------------------

A.   TRANSACTION DOCUMENTS
     ---------------------

1. Lease Receivables Purchase Agreement ("Receivables Agreement") dated as of March 29, 1996, among Leasing Solutions, Inc. as Seller (the "Seller") and Collection Agent, CXC Incorporated (the "Purchaser") and Citicorp North America, Inc. as agent (the "Agent") for Purchaser.

2. Certificate of the Secretary of the Seller relating to the adoption of Resolutions of the Board of Directors of the Seller approving the Receivables Agreement and the other documents related thereto and certifying the accuracy of the Seller's Certificate of Incorporation attached thereto, the Seller's By-Laws attached thereto and the incumbency of certain officers of Seller.

3. Certificate of Incorporation of the Seller certified by the Secretary of State of California.

4. Good Standing Certificate for the Seller certified by the Secretary of State of California [and others to be determined].

5. Pre-Closing UCC lien search report listing filings against the Seller in the office of the Secretary of State of California.

6. Pre-Closing Tax Lien and Judgment search report listing tax liens and judgments filed against Seller with the Secretary of State of California.

7. Opinion Letter issued to Purchaser by [Doug Neillson][Thatcher Proffitt & Wood], counsel for the Seller with respect to certain corporate matters and perfection of security interests.

8. UCC-3 Releases releasing any existing liens on the assets sold to the Purchaser under the Receivables Agreement.

B.   LEASE PURCHASE DOCUMENTS (to be delivered to Citicorp Leasing, Inc. for
     ------------------------
     each purchase)

1. Certified copies of master leases (including any riders or other modifications thereto).

2. Original lessor supplements for any related master lease, and original Computer Software Term Notes.

3.   Assignment (in the form of Exhibit C to the Receivables Agreement).

4. Undated signed notice letters for related lessees or payors (in the form of Exhibit D to the Receivables Agreement), together with the related diskette containing information with respect to the lessees or payors.

5.   Equipment or Computer Software Acceptance Certificates.

6. Evidence of insurance, as requested by the Agent in form and substance reasonably satisfactory to the Agent.

7. UCC Financing Statement signed by the Seller covering the Leases and related Equipment and filed with the Secretary of State of California and all other jurisdictions in which Equipment covered by Purchased Lease Receivables is located naming the Seller as debtor and Citicorp North America, Inc., as agent, as secured party.

8. Post-Filing UCC Lien Search Report showing the filing(s) described in the previous item to be of record (may be obtained post-funding).

9. Copies of UCC financing statements filed against lessees or payors or any other filing (including fixture filings) required pursuant to the Obligor Perfection Requirement.

10. To the extent that payments were commenced prior to the Purchase of a Lease supplement or Computer Software Term Note, payment histories for each such Lease supplement or Computer Software Term Note.

11. Executed release documents evidencing the release of any existing liens on the Purchased Assets to be sold to the Purchaser or the Related Assets to be assigned to the Purchaser under the Receivables Agreement, together with any other releases with respect to existing liens on such leases and related assets.

12. Invoices and proof of payment for the Equipment covered by each Lease (if required by the Agent).

13. Other related documentation provided by the lessee or payor to the Seller in the ordinary course of the Seller's business.

                                   EXHIBIT C

                              FORM OF ASSIGNMENT

                                  ASSIGNMENT

          Assignment made this ___ day of __________, 199_ by Leasing Solutions, Inc. (the "Seller") to CXC Incorporated (the "Purchaser") pursuant to the Lease Receivables Purchase Agreement dated as of March 29, 1996 between the Seller, the Purchaser and Citicorp North America, Inc., as agent ("Agent") for the Purchaser (as amended from time to time, the "Purchase Agreement"; terms defined therein being used herein as therein defined). In consideration for the payment of the Purchase Price for the Lease Receivables described on Schedule I attached hereto, the undersigned hereby sells, assigns and transfers to the Purchaser all right, title and interest of the undersigned in and to (i) the payments and rights to payments with respect to the Leases set forth on Schedule I (excluding any such payments or charges which constitute sales or other taxes) and (ii) all Collections with respect to said Leases, and assigns, for purposes of creating a security interest therein, the Related Security with respect to such Leases.

          The Purchase Price hereunder will be adjusted post-funding to compensate for any movement (plus or minus) in the T-Note Proxy Rate between the date this Assignment is executed and the actual Purchase Date of the Lease Receivables set forth on Schedule I.

          Notwithstanding anything herein or in the Purchase Agreement to the contrary, the undersigned has not assigned or delegated, and neither the Agent nor the Purchaser has assumed or promised to perform, any of the undersigned's duties or obligations under the Leases or with respect to any property referred to in or covered by the Leases.

          The terms and conditions of this Assignment, including, but not limited to, the undersigned's warranties with respect to the above described Leases and other property, and the undersigned's obligations to the Purchaser with respect to such Leases and other property, are as provided for in the Purchase Agreement, to which reference is hereby made for a statement hereof.

          This Assignment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

          This Assignment shall be binding upon and inure to the benefit of the undersigned and the Purchaser and their respective successors and assigns.

Dated:  ______________, 199_

Seller:   LEASING SOLUTIONS, INC.


          By:________________________________
          Title:_____________________________

                                   EXHIBIT D

                         FORM OF NOTICE OF ASSIGNMENT

                            NOTICE OF ASSIGNMENT/1/


                                                              [Date]
_____________________________
_____________________________
_____________________________
_____________________________

          RE:  LEASE SCHEDULE OR SUPPLEMENT NO. _______ DATED
               _____________________ TO THE LEASE AGREEMENT DATED
               _____________ (THE "LEASE") BETWEEN
               ___________________ ("LESSOR") AND
               ____________________ ("LESSEE")


          Lessor hereby gives notice to Lessee that pursuant to the terms of an assignment agreement (the "Assignment") it has assigned and transferred to CXC Incorporated ("Purchaser") all of its right, title and interest in and to, but none of its obligations under, the Lease and all amounts owing thereunder.


____________________

/1/ A separate form of Notice of Assignment is to be used to reflect the assignment of Computer Software Term Notes. For example, rather than "Lessee" and "Lessor", the Notice of Assignment will use the terms "Payor" and "Payee" and will substitute "Computer Software" for "Equipment" and "Computer Software Term Note" for "Lease".

          Lessor hereby irrevocably directs Lessee to make any and all payments to Citicorp North America, Inc. ("Agent"), as Agent for Purchaser at the following address
_______________________________________________________________________________.
All of such payments should be payable to Agent. Lessor agrees that payment to Agent in accordance with the foregoing instructions will relieve Lessee of its obligation to make such payment to Lessor pursuant to the Lease.

          The Assignment shall not relieve Lessor of the performance of any of its obligations under the Lease or make or cause Purchaser or Agent to be liable for such obligations. Lessee should settle all claims against Lessor, whether arising under or related to the Lease or otherwise, directly with Lessor. Lessee shall continue to be obligated to make all payments due under the Lease expressly to the Agent with no right of offset, counterclaim, defense, etc.

          Lessee is hereby advised that Lessee cannot, without Agent's prior written consent: (i) modify or amend the Lease, (ii) assign, encumber or sublet its rights under the Lease or in the Equipment, unless allowed under the Lease,
(iii) exercise any of its rights under the Lease which are exercisable only with the consent of Lessor, (iv) return the Equipment to Lessor, or (v) settle any insurance claims with respect to the Equipment. Agent is hereby irrevocably appointed as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received under any insurance policy in payment for loss or damage to the Equipment.

          A copy of each notice which Lessee is required to give to Lessor under the terms of the Lease should be sent by Lessee to Agent at its address set forth above by certified mail, postage prepaid, or at such other address as Agent may hereafter notify Lessee.

                                              Leasing Solutions, Inc.

                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________